UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2022

LEGG MASON

INTERNATIONAL

LOW VOLATILITY

HIGH DIVIDEND ETF

LVHI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and other international currencies.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason International Low Volatility High Dividend ETF (the “Fund”) for a shortened reporting period ended March 31, 2022. The shortened reporting period is the result of a recent change to the Fund’s fiscal year end from October 31st to March 31st that was proposed by the Fund’s manager, Legg Mason Partners Fund Advisor, LLC, and approved by the Fund’s Board of Trustees. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management President

April 29, 2022

II	Legg Mason International Low Volatility High Dividend ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason International Low Volatility High Dividend ETF (the “Fund”) seeks to track the investment results of the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The Underlying Index is composed of equity securities in developed markets outside of the United States across a range of market capitalizations that are included in the MSCI World ex-US IMI Local Indexi. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the Underlying Index limitations due to market movements. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The Fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index, but which Franklin Advisers believes will help the Fund track its Underlying Index.

The Fund invests in currency hedging instruments to offset the Fund’s exposure to the currencies in which the Fund’s holdings are denominated. The Fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. International equity returns generally were volatile and negative across regions and sectors for the reporting period from November 1, 2021 through March 31, 2022. The MSCI World ex USA Indexii (the “Index”) returned -4.65%, led down in the major regions by continental Europe and Japan equities. The commodities-sensitive countries of Australia and Canada as well as the U.K. generally outperformed. At the sector level, the market was led down by information technology and consumer discretionary, while the energy and materials sectors were notably strong overall.

Equity markets declined during November 2021 as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when this would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. December saw equity gains as fears about the new variant of the coronavirus faded; though appearing to be more contagious, the Omicron variant generally caused milder symptoms, especially among the vaccinated. Calendar year-end buying may also have supported equity markets.

International equity markets declined in the first quarter of 2022, with the Index returning -4.68%, representing the worst quarterly performance since the first quarter of 2020 when COVID-19 first hit. Markets were impacted by combined concerns about Russia’s invasion of Ukraine, surging oil prices, widespread inflationary pressures, the Federal Reserve Board interest rate hikes and lingering worries about the ongoing pandemic. In January, central banks around the world moved toward tightening monetary policy in an effort to control inflation. Geopolitical tensions in Eastern Europe also weighed on stocks, and the potential for further disruptions in oil and gas distribution drove energy prices higher, with the price of Brent crude oil hitting its highest mark since 2014. Russia’s invasion of Ukraine during the last few days of February led to significant market declines, as sanctions aimed at Russia’s banks and prominent individuals, potential additional future sanctions and the war itself raised the possibility of trade disruptions and disruptions in commodity markets. The stock market advanced for much of March as investors seemed to shrug off worries over tighter monetary policy and geopolitical stability but stumbled on the last day of the quarter.

In terms of investment style, global growth stocks, which are typically more sensitive to changing economic conditions, declined significantly in the first quarter of 2022, while global value equities decreased slightly. Energy stocks surged along with crude oil prices, and several financial stocks rallied as well, thanks in part to the expectation that higher interest rates would lift profits.

In continental European countries, equities were led down by Austria and Germany. Europe imports a significant portion of its natural gas from Russia, and a dispute late in the quarter about which currency should be used for payments raised questions about the durability of Russian supply. Many European investors were also concerned about the impact of sanctions, which have restricted much of the trade between Russia and other parts of Europe. The European Central Bank kept its policy rate at zero at its March meeting, but it

2	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

increased its inflation forecasts and established a timetable for winding down its bond-purchasing program. Meanwhile, the Bank of England (“BoE”) raised its policy rate in March, its third rate hike in four months.

The U.K. was the best performing major equity market in the Index for the full reporting period, buoyed by the materials sector. The U.K. unemployment rate dropped to 3.9% in the three months ended January 2022. The BoE maintained its hawkish stance, raising its benchmark interest rate by 25 basis points at its March meeting, its third rate hike since it started raising rates in December 2021.

Japan underperformed the Index overall for the full reporting period. Japanese equities declined as the price of oil, one of Japan’s principal imports, remained high. Nonetheless, inflation remained relatively low, rising in February to 0.9% year-over-year. The smaller market of Asia ex-Japan also declined, but less than the Index overall.

The commodity-sensitive countries of Australia and Canada generally outperformed, benefiting from surging commodity and energy prices; oil and natural gas prices rose to their highest levels since 2014 following Russia’s invasion of Ukraine. Canada’s GDP grew 1.6% quarter-on-quarter in the final quarter of 2021, boosted by strong consumer spending and high oil prices. Record high prices for commodities and metals ranging from wheat to nickel helped to counter domestic issues at home that included the Omicron variant of COVID-19, and the Bank of Canada raising interest rates to cool off inflation running at a thirty-year high. Similarly, Australia’s equity market advanced notably as export-oriented commodities producers benefited from uncertainty surrounding the impact of Russian sanctions on global supply.

Q. How did we respond to these changing market conditions?

A. The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions. The Fund employs a currency hedging strategy to reduce the volatility associated with exposure to shifts in relative value between the U.S. Dollar and the currency of local markets. The currency hedge did not materially impact overall performance during the reporting period, as the U.S. Dollar only marginally appreciated.

Performance review

For the five-month period from November 1, 2021 through March 31, 2022, Legg Mason International Low Volatility High Dividend ETF generated a 5.98% return on a net asset value (“NAV”)iii basis and 4.90% based on its market priceiv per share.

The performance table shows the Fund’s total return for the five months ended March 31, 2022 based on its NAV and market price as of March 31, 2022. The Fund seeks to track the QS International Low Volatility High Dividend Hedged Index (NR), which returned 6.36% for the same period. The Fund’s broad-based market index, the MSCI World ex-US IMI Local Index (NR), returned -1.97% over the same time frame. The Lipper International Multi-Cap

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	3

Fund overview (cont’d)

Value Funds Category Averagev returned -3.74% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2022 (unaudited)
5 months
Legg Mason International Low Volatility High Dividend ETF:
$27.06 (NAV)	5.98%*†
$26.95 (Market Price)	4.90%*‡
QS International Low Volatility High Dividend Hedged Index (NR)	6.36%
MSCI World ex-US IMI Local Index (NR)	-1.97%
Lipper International Multi-Cap Value Funds Category Average	-3.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated March 1, 2022, the gross total annual fund operating expense ratio for the Fund was 0.40%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Looking at the performance of the Underlying Index by country for the reporting period and considering both returns and weights in the Underlying Index, the leading contributors were Australia, the U.K., Switzerland and Canada. From a sector perspective, financials, industrials and materials fared best, all with positive returns in the Underlying Index.

4	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Q. What were the leading detractors from performance?

A. By virtue of negative returns for the reporting period and their weight in the Underlying Index, the leading detractors at the country level were Finland, France and Germany. The leading detractors at the sector level, again by virtue of return and weight, were the real estate, consumer staples, consumer discretionary and utilities sectors. The consumer discretionary sector had the most negative return.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “LVHI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason International Low Volatility High Dividend ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael LaBella, CFA

Portfolio Manager

Franklin Advisers, Inc.

Russell Shtern, CFA

Portfolio Manager

Franklin Advisers, Inc.

April 14, 2022

RISKS: Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. International investments are subject to special risks including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. Currency investing contains heightened risks that include market, political, regulatory, and national conditions, and may not be suitable for all investors. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	5

Fund overview (cont’d)

The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2022 were: financials (22.1%), utilities (16.0%), consumer staples (15.1%), communication services (11.5%), and industrials (10.6%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

MSCI World ex-US IMI Local Index (NR) captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 3,491 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country. The index calculates performance utilizing local currencies taking out the effect of the converting to the U.S. dollar. Net Returns (NR) include income net of tax withholding when dividends are paid.

ii

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets countries — excluding the United States. With 913 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

iii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the five-month period ended March 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 222 funds in the Fund’s Lipper category.

6	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2022 and October 31, 2021 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2021 and held for the six months ended March 31, 2022, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[4]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
5.98%	$1,000.00	$1,059.80	0.40%	$1.70	5.00%	$1,000.00	$1,022.94	0.40%	$2.02

8	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

[1]	For the period November 1, 2021 through March 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

[4]	For the six months ended March 31, 2022.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	9

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/22	11.36%
Five Years Ended 3/31/22	5.67
Inception* through 3/31/22	6.95

Cumulative total returns[1]
Inception date of 7/27/16 through 3/31/22	46.41%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/22	10.16%
Five Years Ended 3/31/22	5.43
Inception* through 3/31/22	6.81

Cumulative total returns[2]
Inception date of 7/27/16 through 3/31/22	45.38%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.).These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is July 27, 2016.

10	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason International Low Volatility High Dividend ETF vs. QS International Low Volatility High Dividend Hedged Index and MSCI World ex-US IMI Local Index (Net)† — July 27, 2016 — March 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested Legg Mason International Low Volatility High Dividend ETF on July 27, 2016 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the QS International Low Volatility High Dividend Hedged Index and MSCI World ex-US IMI Local Index (Net). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”) is an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc., the Fund’s subadviser. The MSCI World ex-US IMI Local Index (Net) captures large-, mid- and small-cap representation across 22 of 23 developed markets. The local version of the index calculates performance utilizing local currencies taking out the effect of converting to the U.S. dollar. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	11

Schedule of investments

March 31, 2022

Legg Mason International Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.3%
Communication Services — 11.5%
Diversified Telecommunication Services — 8.1%
Deutsche Telekom AG, Registered Shares	129,616	$2,441,887
HKT Trust & HKT Ltd.	126,692	174,069
Koninklijke KPN NV	340,913	1,192,193
Nippon Telegraph & Telephone Corp.	88,600	2,587,741
Proximus SADP	21,139	396,317
Swisscom AG, Registered Shares	2,540	1,531,866
Total Diversified Telecommunication Services		8,324,073
Media — 0.3%
Eutelsat Communications SA	12,574	137,722
Telenet Group Holding NV	3,793	123,317
Total Media		261,039
Wireless Telecommunication Services — 3.1%
Freenet AG	28,684	775,541
SoftBank Corp.	208,300	2,450,689
Total Wireless Telecommunication Services		3,226,230
Total Communication Services		11,811,342
Consumer Discretionary — 1.7%
Household Durables — 0.9%
Persimmon PLC	34,483	976,598
Multiline Retail — 0.7%
Harvey Norman Holdings Ltd.	173,833	698,389
Specialty Retail — 0.1%
T-Gaia Corp.	5,300	71,482
Total Consumer Discretionary		1,746,469
Consumer Staples — 15.1%
Food & Staples Retailing — 4.7%
Koninklijke Ahold Delhaize NV	77,746	2,518,567
Tesco PLC	638,196	2,319,176
Total Food & Staples Retailing		4,837,743
Food Products — 2.4%
Danone SA	37,843	2,106,564
Orkla ASA	32,536	291,574
Rogers Sugar Inc.	14,508	73,176
Total Food Products		2,471,314
Personal Products — 2.0%
Unilever PLC	43,724	1,991,954
Tobacco — 6.0%
British American Tobacco PLC	55,734	2,344,194

See Notes to Financial Statements.

12	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Legg Mason International Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Tobacco — continued
Imperial Brands PLC	73,486	$1,558,246
Japan Tobacco Inc.	129,200	2,222,080
Scandinavian Tobacco Group A/S	2,697	58,012	(a)
Total Tobacco		6,182,532
Total Consumer Staples		15,483,543
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Itochu Enex Co. Ltd.	8,200	69,383
Financials — 22.1%
Banks — 12.5%
Bank of Nova Scotia	35,427	2,541,339
Banque Cantonale Vaudoise, Registered Shares	2,047	178,396
BOC Hong Kong Holdings Ltd.	332,721	1,261,820
Canadian Imperial Bank of Commerce	20,234	2,458,276
DBS Group Holdings Ltd.	95,100	2,517,777
Oversea-Chinese Banking Corp. Ltd.	149,400	1,366,662
Seven Bank Ltd.	324,800	639,565
United Overseas Bank Ltd.	75,500	1,786,315
Total Banks		12,750,150
Capital Markets — 0.3%
IGM Financial Inc.	7,736	273,567
Jupiter Fund Management PLC	34,964	95,109
Total Capital Markets		368,676
Insurance — 9.3%
Assicurazioni Generali SpA	62,737	1,449,836
Direct Line Insurance Group PLC	191,707	694,383
Gjensidige Forsikring ASA	7,737	193,514
Great-West Lifeco Inc.	36,812	1,085,748
Japan Post Holdings Co. Ltd.	304,500	2,253,864
Legal & General Group PLC	103,879	372,021
Poste Italiane SpA	67,296	772,730	(a)
Zurich Insurance Group AG	5,379	2,670,065
Total Insurance		9,492,161
Total Financials		22,610,987
Health Care — 8.0%
Pharmaceuticals — 8.0%
GlaxoSmithKline PLC	118,962	2,580,032
Novartis AG, Registered Shares	29,887	2,638,760

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	13

Schedule of investments (cont’d)

March 31, 2022

Legg Mason International Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — continued
Sanofi	24,225	$2,493,510
Takeda Pharmaceutical Co. Ltd.	17,300	498,582
Total Health Care		8,210,884
Industrials — 10.6%
Aerospace & Defense — 1.4%
BAE Systems PLC	154,189	1,456,416
Air Freight & Logistics — 0.2%
Cia de Distribucion Integral Logista Holdings SA	5,643	104,226
Oesterreichische Post AG	2,179	78,068
Total Air Freight & Logistics		182,294
Commercial Services & Supplies — 0.5%
Securitas AB	39,003	445,508
Construction & Engineering — 2.3%
ACS Actividades de Construccion y Servicios SA	22,398	610,568
Bouygues SA	31,911	1,123,048
Chudenko Corp.	4,300	73,228
Nishimatsu Construction Co. Ltd.	14,400	435,411
Peab AB, Class B Shares	6,969	70,891
Sanki Engineering Co. Ltd.	5,600	64,501
Total Construction & Engineering		2,377,647
Industrial Conglomerates — 0.9%
CK Hutchison Holdings Ltd.	122,378	899,310
Machinery — 1.1%
Kone oyj, Class B Shares	21,761	1,152,267
Road & Rail — 1.3%
Aurizon Holdings Ltd.	483,651	1,340,200
Trading Companies & Distributors — 2.9%
Mitsubishi Corp.	75,400	2,858,212
Nippon Steel Trading Corp.	2,100	91,872
Total Trading Companies & Distributors		2,950,084
Total Industrials		10,803,726
Materials — 7.5%
Chemicals — 0.1%
Kemira oyj	4,690	61,941
Construction Materials — 1.9%
Holcim Ltd.	39,536	1,945,760

See Notes to Financial Statements.

14	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Legg Mason International Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Metals & Mining — 5.5%
BHP Group Ltd.	75,070	$2,917,346
Rio Tinto Ltd.	30,457	2,724,248
Total Metals & Mining		5,641,594
Total Materials		7,649,295
Real Estate — 5.7%
Equity Real Estate Investment Trusts (REITs) — 3.1%
AEON REIT Investment Corp.	272	338,389
Ascendas Real Estate Investment Trust	320,700	694,315
Charter Hall Long Wale REIT	49,333	197,088
Cofinimmo SA	1,140	167,432
Cromwell Property Group	202,939	126,489
CT Real Estate Investment Trust	14,227	201,380
Frontier Real Estate Investment Corp.	58	242,274
SmartCentres Real Estate Investment Trust	30,002	788,572
Waypoint REIT Ltd.	174,294	349,466
Total Equity Real Estate Investment Trusts (REITs)		3,105,405
Real Estate Management & Development — 2.6%
Allreal Holding AG, Registered Shares	633	136,333
Cibus Nordic Real Estate AB	4,327	116,632
Henderson Land Development Co. Ltd.	64,782	269,670
Kerry Properties Ltd.	24,977	70,644
LEG Immobilien SE	4,685	538,218
Samhallsbyggnadsbolaget i Norden AB, Class D Shares	22,038	65,125
Sun Hung Kai Properties Ltd.	98,886	1,181,874
Swiss Prime Site AG, Registered Shares	3,154	312,744
Total Real Estate Management & Development		2,691,240
Total Real Estate		5,796,645
Utilities — 16.0%
Electric Utilities — 6.3%
CK Infrastructure Holdings Ltd.	34,696	232,373
CLP Holdings Ltd.	72,937	711,079
EDP - Energias de Portugal SA	157,968	784,782
Iberdrola SA	241,811	2,668,987
Power Assets Holdings Ltd.	52,579	342,743
Red Electrica Corp. SA	34,982	724,352
Terna Rete Elettrica Nazionale SpA	108,624	941,020
Total Electric Utilities		6,405,336
Gas Utilities — 2.1%
Italgas SpA	37,915	245,692
Naturgy Energy Group SA	20,457	618,202

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	15

Schedule of investments (cont’d)

March 31, 2022

Legg Mason International Low Volatility High Dividend ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Gas Utilities — continued
Rubis SCA		8,495	$252,084
Snam SpA		188,078	1,094,875
Total Gas Utilities			2,210,853
Multi-Utilities — 7.6%
A2A SpA		321,200	555,552
ACEA SpA		4,377	81,184
Algonquin Power & Utilities Corp.		185,953	2,886,697
E.ON SE		188,681	2,213,145
Engie SA		151,002	2,005,060
Total Multi-Utilities			7,741,638
Total Utilities			16,357,827
Total Investments before Short-Term Investments (Cost — $96,079,092)			100,540,101

	Rate
Short-Term Investments — 0.1%
Invesco Treasury Portfolio, Institutional Class (Cost — $150,206)	0.172%	150,206	150,206
Total Investments — 98.4% (Cost — $96,229,298)			100,690,307
Other Assets in Excess of Liabilities — 1.6%			1,600,507
Total Net Assets — 100.0%			$102,290,814

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

REIT	— Real Estate Investment Trust

At March 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
MSCI EAFE Index Futures	7	6/22	$721,746	$750,540	$28,794

At March 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,162,892	CHF	8,422,988	Bank of New York Mellon	4/12/22	$6,231
USD	29,538,993	EUR	26,673,222	Bank of New York Mellon	4/12/22	(149,518)
USD	15,269,289	JPY	1,764,519,080	Bank of New York Mellon	4/12/22	728,160
USD	482,969	NOK	4,308,759	Bank of New York Mellon	4/12/22	(9,721)

See Notes to Financial Statements.

16	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Legg Mason International Low Volatility High Dividend ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	687,675	SEK	6,711,021	Bank of New York Mellon	4/12/22	$(32,594)
USD	7,867,304	AUD	10,743,706	UBS Securities LLC	4/12/22	(201,833)
USD	10,221,148	CAD	12,948,630	UBS Securities LLC	4/12/22	(145,008)
USD	14,832,943	GBP	11,117,781	UBS Securities LLC	4/12/22	195,802
USD	5,942,047	SGD	8,072,889	UBS Securities LLC	4/12/22	(22,751)
Total						$368,768

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

NOK	— Norwegian Krone

SEK	— Swedish Krona

SGD	— Singapore Dollar

USD	— United States Dollar

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	17

Schedule of investments (cont’d)

March 31, 2022

Legg Mason International Low Volatility High Dividend ETF

Summary of Investments by Country* (unaudited)
United Kingdom	15.2%
Japan	14.8
Canada	10.2
Switzerland	9.3
Australia	8.3
France	8.1
Singapore	6.3
Germany	5.9
Italy	5.1
Spain	4.7
Netherlands	3.7
Hong Kong	3.0
China	1.2
Finland	1.2
Portugal	0.8
Sweden	0.7
Belgium	0.7
Norway	0.5
Austria	0.1
Denmark	0.1
Short-Term Investments	0.1
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2022 and are subject to change.

See Notes to Financial Statements.

18	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Statement of assets and liabilities

March 31, 2022

Assets:
Investments, at value (Cost — $96,229,298)	$100,690,307
Foreign currency, at value (Cost — $349,514)	351,121
Unrealized appreciation on forward foreign currency contracts	930,193
Dividends receivable	848,237
Deposits with brokers for open futures contracts	37,606
Receivable from broker — net variation margin on open futures contracts	28,794
Total Assets	102,886,258

Liabilities:
Unrealized depreciation on forward foreign currency contracts	561,425
Investment management fee payable	34,019
Total Liabilities	595,444
Total Net Assets	$102,290,814

Net Assets:
Par value (Note 5)	$38
Paid-in capital in excess of par value	103,723,838
Total distributable earnings (loss)	(1,433,062)
Total Net Assets	$102,290,814

Shares Outstanding	3,780,000

Net Asset Value	$27.06

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	19

Statements of operations

For the Period Ended March 31, 2022 and the Year Ended October 31, 2021

	2022†	2021

Investment Income:
Dividends	$1,684,470	$3,498,851
Less: Foreign taxes withheld	(176,871)	(283,515)
Total Investment Income	1,507,599	3,215,336

Expenses:
Investment management fee (Note 2)	145,469	262,101
Total Expenses	145,469	262,101
Net Investment Income	1,362,130	2,953,235

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(665,879)	1,906,024
Futures contracts	(71,373)	92,437
Forward foreign currency contracts	2,223,660	916,158
Foreign currency transactions	(43,819)	(208,146)
Net Realized Gain	1,442,589	2,706,473
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,283,885	9,303,500
Futures contracts	32,429	17,254
Forward foreign currency contracts	580,101	(347,541)
Foreign currencies	(3,869)	(6,582)
Change in Net Unrealized Appreciation (Depreciation)	1,892,546	8,966,631
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,335,135	11,673,104
Increase in Net Assets From Operations	$4,697,265	$14,626,339

†	For the period November 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

20	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Statements of changes in net assets

For the Period Ended March 31, 2022 and the Years Ended October 31,	2022†	2021	2020

Operations:
Net investment income	$1,362,130	$2,953,235	$2,436,000
Net realized gain (loss)	1,442,589	2,706,473	(10,906,395)
Change in net unrealized appreciation (depreciation)	1,892,546	8,966,631	(3,295,129)
Increase (Decrease) in Net Assets From Operations	4,697,265	14,626,339	(11,765,524)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(996,904)	(3,400,710)	(3,203,528)
Decrease in Net Assets From Distributions to Shareholders	(996,904)	(3,400,710)	(3,203,528)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (660,000, 780,000 and 780,000 shares issued, respectively)	18,014,305	20,032,871	19,938,679
Cost of shares repurchased (0, 180,000 and 240,000 shares repurchased, respectively)	—	(4,234,783)	(5,167,707)
Increase in Net Assets From Fund Share Transactions	18,014,305	15,798,088	14,770,972
Increase (Decrease) in Net Assets	21,714,666	27,023,717	(198,080)

Net Assets:
Beginning of period	80,576,148	53,552,431	53,750,511
End of period	$102,290,814	$80,576,148	$53,552,431

†	For the period November 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]	2018[1,3]	2017[1,3]

Net asset value, beginning of period	$25.83	$21.25	$27.15	$26.42	$28.19	$25.25

Income (loss) from operations:
Net investment income	0.41	1.13	1.00	1.18	1.22	0.85
Net realized and unrealized gain (loss)	1.12	4.78	(5.47)	1.85	(1.65)	3.21
Total income (loss) from operations	1.53	5.91	(4.47)	3.03	(0.43)	4.06

Less distributions from:
Net investment income	(0.30)	(1.33)	(1.13)	(1.16)	(1.34)	(0.90)
Net realized gains	—	—	(0.30)	(1.14)	—	(0.22)
Total distributions	(0.30)	(1.33)	(1.43)	(2.30)	(1.34)	(1.12)

Net asset value, end of period	$27.06	$25.83	$21.25	$27.15	$26.42	$28.19
Total return, based on NAV[4]	5.98%	28.28%	(17.20)%	12.65%	(1.49)%	16.35%

Net assets, end of period (000s)	$102,291	$80,576	$53,552	$53,751	$49,144	$60,898

Ratios to average net assets:
Gross expenses	0.40%[5]	0.40%	0.40%	0.40%	0.40%	0.40%
Net expenses	0.40 [5]	0.40	0.40	0.40	0.40	0.40
Net investment income	3.75 [5]	4.51	4.28	4.54	4.46	3.13

Portfolio turnover rate[6]	24%	54%	96%	41%	41%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2021 through March 31, 2022.

[3]	For the year ended October 31.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

22	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason International Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from October 31st to
March 31st. This change resulted in a short-period annual report for the five-month period from November 1, 2021 through March 31, 2022.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies and is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	23

Notes to financial statements (cont’d)

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The

24	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$100,540,101	—	—	$100,540,101
Short-Term Investments†	150,206	—	—	150,206
Total Investments	$100,690,307	—	—	$100,690,307
Other Financial Instruments:
Futures Contracts††	$28,794	—	—	$28,794
Forward Foreign Currency Contracts††	—	$930,193	—	930,193
Total Other Financial
Instruments	$28,794	$930,193	—	$958,987
Total	$100,719,101	$930,193	—	$101,649,294

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$561,425	—	$561,425

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

26	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	27

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

28	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a net liability position of $561,425. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	29

Notes to financial statements (cont’d)

its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Franklin Advisers 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and

30	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$24,236,509
Sales	20,937,686

During the period ended March 31, 2022, in-kind transactions (Note 5) were as follows:

Contributions	$17,040,019
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At March 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$97,285,798	$7,428,683	$(4,024,174)	$3,404,509
Futures contracts	—	28,794	—	28,794
Forward foreign currency contracts	—	930,193	(561,425)	368,768

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	31

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2022.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	—	$28,794	$28,794
Forward foreign currency contracts	$930,193	—	930,193
Total	$930,193	$28,794	$958,987

LIABILITY DERIVATIVES[1]
			Foreign Exchange Risk
Forward foreign currency contracts			$561,425

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$(71,373)	$(71,373)
Forward foreign currency contracts	$2,223,660	—	2,223,660
Total	$2,223,660	$(71,373)	$2,152,287

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$32,429	$32,429
Forward foreign currency contracts	$580,101	—	580,101
Total	$580,101	$32,429	$612,530

32	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$92,437	$92,437
Forward foreign currency contracts	$916,158	—	916,158
Total	$916,158	$92,437	$1,008,595

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$17,254	$17,254
Forward foreign currency contracts	$(347,541)	—	(347,541)
Total	$(347,541)	$17,254	$(330,287)

During the period ended March 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$521,678
Forward foreign currency contracts (to sell)	81,522,201

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$734,391	$(191,833)	$542,558	—	$542,558
UBS Securities LLC	195,802	(369,592)	(173,790)	—	(173,790)
Total	$930,193	$(561,425)	$368,768	—	$368,768

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At March 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	33

Notes to financial statements (cont’d)

the Fund only in Creation Units or Creation Unit aggregations, where 60,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended March 31 and the fiscal years ended October 31, 2021 and 2020, was as follows:

	2022	2021	2020
Distributions paid from:
Ordinary income	$996,904	$3,400,710	$2,978,894
Net long-term capital gains	—	—	224,634
Total distributions paid	$996,904	$3,400,710	$3,203,528

As of March 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$584,235
Deferred capital losses*	(5,397,548)
Other book/tax temporary differences(a)	(420,312)
Unrealized appreciation (depreciation)(b)	3,800,563
Total distributable earnings (loss) — net	$(1,433,062)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Geopolitical risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will

34	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Legg Mason International Low Volatility High Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason International Low Volatility High Dividend ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the period November 1, 2021 through March 31, 2022 and the year ended October 31, 2021, the statement of changes in net assets for the period November 1, 2022 through March 31, 2022 and each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for the period November 1, 2021 through March 31, 2022, and each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the period November 1, 2021 through March 31, 2022 and the year ended October 31, 2021, the changes in its net assets for the period November 1, 2021 through March 31, 2022 and each of the two years in the period ended October 31, 2021, and the financial highlights for the period November 1, 2021 through March 31, 2022, and each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

36	Legg Mason International Low Volatility High Dividend ETF 2022 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each of the Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Each of the Funds is an exchange-traded fund (“ETF”) that is considered an “In-Kind ETF” under the Liquidity Rule, which means that the Fund satisfies requests for redemption through in-kind transfers of portfolio securities, positions, and other assets, except for a de minimis amount of cash, and publishes its portfolio holdings daily. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. As an In-Kind ETF, the Fund is not required to include in the LRMP policies and procedures relating to classification of portfolio holdings into four liquidity categories or establishing a highly liquid investment minimum (“HLIM”).

The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Because the Funds are ETFs, the ILC also considers, as relevant, (1) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spread at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants and (2) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio.

Legg Mason International Low Volatility High Dividend ETF	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason International Low Volatility High Dividend ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009- 2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020- present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011- 2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020)

38	Legg Mason International Low Volatility High Dividend ETF

Independent Trustees† (cont’d)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009- present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	None

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	69
Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

Legg Mason International Low Volatility High Dividend ETF	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director — Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Steven J. Gray Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 43 of the investment companies in Franklin Templeton

40	Legg Mason International Low Volatility High Dividend ETF

Additional Officers (cont’d)

Matthew T. Hinkle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer — Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of 43 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Vice President — AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Legg Mason International Low Volatility High Dividend ETF	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer — Investment Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014)

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton

Navid J. Tofigh Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 43 of the investment companies in Franklin Templeton

Craig S. Tyle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

42	Legg Mason International Low Volatility High Dividend ETF

Additional Officers (cont’d)

Lori A. Weber Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 43 of the investment companies in Franklin Templeton

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason International Low Volatility High Dividend ETF	43

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal period.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal period ended March 31, 2022:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$ 80,638
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$1,499,263

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal period ended March 31, 2022:

Foreign Taxes Paid	$ 151,911
Foreign Source Income Earned	$1,603,549

44	Legg Mason International Low Volatility High Dividend ETF

Legg Mason

International Low Volatility High Dividend ETF

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason International Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason International Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETF Index Disclaimers

The MSCI World ex-US IMI Index (the “MSCI Index”) was used by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or Legg Mason International Low Volatility High Dividend ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or the Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

Franklin Advisers does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Franklin Advisers shall not have any liability for any errors, omissions or interruptions therein. Franklin Advisers makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. Franklin Advisers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Franklin Advisers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETFF323385 5/22 SR22-4401

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal year and the current fiscal year March 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $203,200 in the previous fiscal year and $146,240 in March 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in the previous fiscal year and $0 in March 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $71,000 in the previous fiscal year and $82,000 in March 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the previous fiscal year and March 31, 2022; Tax Fees were 100% and 100% for the previous fiscal year and March 31, 2022; and Other Fees were 100% and 100% for the previous fiscal year and March 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $3,664,300 in the previous fiscal year and $1,558,348 in March 31, 2022.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	May 25, 2022

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	May 25, 2022